Exhibit 4.1

PECO ENERGY COMPANY

TO

U.S. BANK NATIONAL ASSOCIATION, TRUSTEE

ONE HUNDRED AND EIGHTH SUPPLEMENTAL

INDENTURE DATED AS OF

SEPTEMBER 1, 2012

TO

FIRST AND REFUNDING MORTGAGE

OF

THE COUNTIES GAS AND ELECTRIC

COMPANY

TO

FIDELITY TRUST COMPANY, TRUSTEE

DATED MAY 1, 1923

2.375% SERIES DUE 2022

(New Series)

THIS SUPPLEMENTAL INDENTURE dated as of September 1, 2012 by and between PECO ENERGY COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the Company), party of the first part, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (hereinafter called the Trustee), as Trustee under the Mortgage hereinafter mentioned, party of the second part, Witnesseth that

WHEREAS, The Counties Gas and Electric Company (hereinafter called Counties Company), a Pennsylvania corporation and a predecessor to the Company, duly executed and delivered to Fidelity Trust Company, a Pennsylvania corporation to which the Trustee is successor, as Trustee, a certain indenture of mortgage and deed of trust dated May 1, 1923 (hereinafter called the Mortgage), to provide for the issue of, and to secure, its First and Refunding Mortgage Bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage, the initial series of Bonds being designated the 6% Series of 1923, and the terms and provisions of other series of bonds secured by the Mortgage to be determined as provided in the Mortgage; and

WHEREAS, thereafter Counties Company, Philadelphia Suburban-Counties Gas and Electric Company (hereinafter called Suburban Company), and the Company, respectively, have from time to time executed and delivered indentures supplemental to the Mortgage, providing for the creation of additional series of bonds secured by the Mortgage and for amendment of certain of the terms and provisions of the Mortgage and of indentures supplemental thereto, or evidencing the succession of Suburban Company to Counties Company and of the Company to Suburban Company, such indentures supplemental to the Mortgage, the respective dates, parties thereto, and purposes thereof, being as follows:

Supplemental Indenture and Date	Parties	Providing for:
First September 1, 1926	Counties Company to Fidelity-Philadelphia Trust Company (Successor to Fidelity Trust Company)	Bonds of 5% Series of 1926

Second May 1, 1927	Suburban Company to Fidelity-Philadelphia Trust Company	Evidencing succession of Suburban Company to Counties Company

Third May 1, 1927	Suburban Company to Fidelity-Philadelphia Trust Company	Bonds of 4-1/2% Series due 1957; amendment of certain provisions of Mortgage

Fourth November 1, 1927	Suburban Company to Fidelity-Philadelphia Trust Company	Additional Bonds of 4-1/2% Series due 1957

Fifth January 31, 1931	Company to Fidelity-Philadelphia Trust Company	Evidencing succession of Company to Suburban Company

Sixth February 1, 1931	Company to Fidelity-Philadelphia Trust Company	Bonds of 4% Series due 1971

Seventh March 1, 1937	Company to Fidelity-Philadelphia Trust Company	Bonds of 3-1/2% Series due 1967; amendment of certain provisions of Mortgage

Eighth December 1, 1941	Company to Fidelity-Philadelphia Trust Company	Bonds of 2-3/4% Series due 1971; amendment of certain provisions of Mortgage

Ninth November 1, 1944	Company to Fidelity-Philadelphia Trust Company	Bonds of 2-3/4% Series due 1967 and 2-3/4% Series due 1974; amendment of certain provisions of Mortgage

Tenth December 1, 1946	Company to Fidelity-Philadelphia Trust Company	Bonds of 2-3/4% Series due 1981; amendment of certain provisions of Mortgage*

Supplemental Indenture and Date	Parties	Providing for:
Eleventh February 1, 1948	Company to Fidelity-Philadelphia Trust Company	Bonds of 2-7/8% Series due 1978*

Twelfth January 1, 1952	Company to Fidelity-Philadelphia Trust Company	Bonds of 3-1/4% Series due 1982*

Thirteenth May 1, 1953	Company to Fidelity-Philadelphia Trust Company	Bonds of 3-7/8% Series due 1983*

Fourteenth December 1, 1953	Company to Fidelity-Philadelphia Trust Company	Bonds of 3-1/8% Series due 1983*

Fifteenth April 1, 1955	Company to Fidelity-Philadelphia Trust Company	Bonds of 3-1/8% Series due 1985*

Sixteenth September 1, 1957	Company to Fidelity-Philadelphia Trust Company	Bonds of 4-5/8% Series due 1987; amendment of certain provisions of Mortgage*

Seventeenth May 1, 1958	Company to Fidelity-Philadelphia Trust Company	Bonds of 3-3/4% Series due 1988; amendment of certain provisions of Mortgage*

Eighteenth December 1, 1958	Company to Fidelity-Philadelphia Trust Company	Bonds of 4-3/8% Series due 1986*

Nineteenth October 1, 1959	Company to Fidelity-Philadelphia Trust Company	Bonds of 5% Series due 1989*

Twentieth May 1, 1964	Company to Fidelity-Philadelphia Trust Company	Bonds of 4-1/2% Series due 1994*

Twenty-first October 15, 1966	Company to Fidelity-Philadelphia Trust Company	Bonds of 6% Series due 1968-1973*

Twenty-second June 1, 1967	Company to The Fidelity Bank (formerly Fidelity-Philadelphia Trust Company)	Bonds of 5-1/4 % Series due 1968-1973 and 5-3/4 % Series due 1977*

Twenty-third October 1, 1957	Company to The Fidelity Bank	Bonds of 6-1/8 % Series due 1997*

Supplemental Indenture and Date	Parties	Providing for:
Twenty-fourth March 1, 1968	Company to The Fidelity Bank	Bonds of 6-1/2% Series due 1993; amendment of Article XIV of Mortgage*

Twenty-fifth September 10, 1968	Company to The Fidelity Bank	Bonds of 1968 Series due 1969-1976*

Twenty-sixth August 15, 1969	Company to The Fidelity Bank	Bonds of 8% Series due 1975*

Twenty-seventh February 1, 1970	Company to The Fidelity Bank	Bonds of 9% Series due 1995*

Twenty-eighth May 1, 1970	Company to The Fidelity Bank	Bonds of 8-1/2% Series due 1976*

Twenty-ninth December 15, 1970	Company to The Fidelity Bank	Bonds of 7-3/4% Series due 2000*

Thirtieth August 1, 1971	Company to The Fidelity Bank	Bonds of 8-1/4% Series due 1996*

Thirty-first December 15, 1971	Company to The Fidelity Bank	Bonds of 7-3/8% Series due 2001; amendment of Article XI of Mortgage*

Thirty-second June 15, 1972	Company to The Fidelity Bank	Bonds of 7-1/2% Series due 1998*

Thirty-third January 15, 1973	Company to The Fidelity Bank	Bonds of 7-1/2% Series due 1999*

Thirty-fourth January 15, 1974	Company to The Fidelity Bank	Bonds of 8-1/2% Series due 2004

Thirty-fifth October 15, 1974	Company to The Fidelity Bank	Bonds of 11% Series due 1980*

Thirty-sixth April 15, 1975	Company to The Fidelity Bank	Bonds of 11-5/8% Series due 2000*

Thirty-seventh August 1, 1975	Company to The Fidelity Bank	Bonds of 11% Series due 2000*

Thirty-eighth March 1, 1976	Company to The Fidelity Bank	Bonds of 9-1/8% Series due 2006*

Thirty-ninth August 1, 1976	Company to The Fidelity Bank	Bonds of 9-5/8% Series due 2002*

Supplemental Indenture and Date	Parties	Providing for:
Fortieth February 1, 1977	Company to The Fidelity Bank	Bonds of Pollution Control Series A and Pollution Control Series B*

Forty-first March 15, 1977	Company to The Fidelity Bank	Bonds of 8-5/8% Series due 2007*

Forty-second July 15, 1977	Company to The Fidelity Bank	Bonds of 8-5/8% Series due 2003*

Forty-third March 15, 1978	Company to The Fidelity Bank	Bonds of 9-1/8% Series due 2008*

Forty-fourth October 15, 1979	Company to The Fidelity Bank	Bonds of 12-1/2% Series due 2005*

Forty-fifth October 15, 1980	Company to The Fidelity Bank	Bonds of 13-3/4% Series due 1992*

Forty-sixth March 1, 1981	Company to The Fidelity Bank	Bonds of 15-1/4% Series due 1996; amendment of Article VIII of Mortgage*

Forty-seventh March 1, 1981	Company to The Fidelity Bank	Bonds of 15% Series due 1996; amendment of Article VIII of Mortgage*

Forty-eighth July 1, 1981	Company to The Fidelity Bank	Bonds of 17-5/8% Series due 2011*

Forty-ninth September 15, 1981	Company to The Fidelity Bank	Bonds of 18-3/4% Series due 2009*

Fiftieth April 1, 1982	Company to The Fidelity Bank	Bonds of 18% Series due 2012*

Fifty-first October 1, 1982	Company to The Fidelity Bank	Bonds of 15-3/8% Series due 2010*

Fifty-second June 15, 1983	Company to The Fidelity Bank	Bonds of 13-3/8% Series due 2013*

Fifty-third November 15, 1984	Company to Fidelity Bank, National Association (formerly The Fidelity Bank)	Bonds of 13.05% Series due 1994; amendment of Article VIII of Mortgage*

Supplemental Indenture and Date	Parties	Providing for:
Fifty-fourth December 1, 1984	Company to Fidelity Bank, National Association	Bonds of 14% Series due 1988-1994; amendment of Article VIII of Mortgage*

Fifty-fifth May 15, 1985	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series C*

Fifty-sixth October 1, 1985	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series D*

Fifty-seventh November 15, 1985	Company to Fidelity Bank, National Association	Bonds of 10-7/8% Series due 1995*

Fifty-eight November 15, 1985	Company to Fidelity Bank, National Association	Bonds of 11-3/4% Series due 2014*

Fifty-ninth June 1, 1986	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series E*

Sixtieth November 1, 1986	Company to Fidelity Bank, National Association	Bonds of 10-1/4% Series due 2016*

Sixty-first November 1, 1986	Company to Fidelity Bank, National Association	Bonds of 8-3/4% Series due 1994*

Sixty-second April 1, 1987	Company to Fidelity Bank, National Association	Bonds of 9-3/8% Series due 2017*

Sixty-third July 15, 1987	Company to Fidelity Bank, National Association	Bonds of 11% Series due 2016*

Sixty-fourth July 15, 1987	Company to Fidelity Bank, National Association	Bonds of 10% Series due 1997*

Sixty-fifth August 1, 1987	Company to Fidelity Bank, National Association	Bonds of 10-1/4% Series due 2007*

Sixty-sixth October 15, 1987	Company to Fidelity Bank, National Association	Bonds of 11% Series due 1997*

Sixty-seventh October 15, 1987	Company to Fidelity Bank, National Association	Bonds of 12-1/8% Series due 2016*

Sixty-eighth April 15, 1988	Company to Fidelity Bank, National Association	Bonds of 10% Series due 1998*

Sixty-ninth April 15, 1988	Company to Fidelity Bank, National Association	Bonds of 11% Series due 2018*

Supplemental Indenture and Date	Parties	Providing for:
Seventieth June 15, 1989	Company to Fidelity Bank, National Association	Bonds of 10% Series due 2019*

Seventy-first October 1, 1989	Company to Fidelity Bank, National Association	Bonds of 9-7/8% Series due 2019*

Seventy-second October 1, 1989	Company to Fidelity Bank, National Association	Bonds of 9-1/4% Series due 1999*

Seventy-third October 1, 1989	Company to Fidelity Bank, National Association	Medium-Term Note Series A*

Seventy-fourth October 15, 1990	Company to Fidelity Bank, National Association	Bonds of 10-1/2% Series due 2020*

Seventy-fifth October 15, 1990	Company to Fidelity Bank, National Association	Bonds of 10% Series due 2000*

Seventy-sixth April 1, 1991	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series F and Pollution Control Series G*

Seventy-seventh December 1, 1991	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series H*

Seventy-eighth January 15, 1992	Company to Fidelity Bank, National Association	Bonds of 7-1/2% 1992 Series due 1999*

Seventy-ninth April 1, 1992	Company to Fidelity Bank, National Association	Bonds of 8% Series due 2002*

Eightieth April 1, 1992	Company to Fidelity Bank, National Association	Bonds of 8-3/4% Series due 2022*

Eighty-first June 1, 1992	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series I*

Eighty-second June 1, 1992	Company to Fidelity Bank, National Association	Bonds of 8-5/8% Series due 2022*

Eighty-third July 15, 1992	Company to Fidelity Bank, National Association	Bonds of 7-1/2% Series due 2002*

Eighty-fourth September 1, 1992	Company to Fidelity Bank, National Association	Bonds of 8-1/4% Series due 2022*

Eighty-fifth September 1, 1992	Company to Fidelity Bank, National Association	Bonds of 7-1/8% Series due 2002*

Supplemental Indenture and Date	Parties	Providing for:
Eighty-sixth March 1, 1993	Company to Fidelity Bank, National Association	Bonds of 6-5/8% Series due 2003*

Eighty-Seventh March 1, 1993	Company to Fidelity Bank, National Association	Bonds of 7-3/4% Series due 2023*

Eighty-eighth March 1, 1993	Company to Fidelity Bank, National Association	Bonds of Pollution Control Series J, Pollution Control Series K, Pollution Control Series L and Pollution Control Series M*

Eighty-ninth May 1, 1993	Company to Fidelity Bank, National Association	Bonds of 6-1/2% Series due 2003*

Ninetieth May 1, 1993	Company to Fidelity Bank, National Association	Bonds of 7-3/4% Series 2 due 2023*

Ninety-first August 15, 1993	Company to First Fidelity Bank, N.A., Pennsylvania	Bonds of 7-1/8% Series due 2023*

Ninety-second August 15, 1993	Company to First Fidelity Bank, N.A., Pennsylvania	Bonds of 6-3/8% Series due 2005*

Ninety-third August 15, 1993	Company to First Fidelity Bank, N.A., Pennsylvania	Bonds of 5-3/8% Series due 1998*

Ninety-fourth November 1, 1993	Company to First Fidelity Bank, N.A., Pennsylvania	Bonds of 7-1/4% Series due 2024*

Ninety-fifth November 1, 1993	Company to First Fidelity Bank, N.A., Pennsylvania	Bonds of 5-5/8% Series due 2001*

Ninety-sixth May 1, 1995	Company to First Fidelity Bank, N.A., Pennsylvania	Medium Term Note Series B*

Ninety-seventh October 15, 2001	Company to First Union National Bank (formerly First Fidelity Bank, N.A., Pennsylvania)	Bonds of 5.95% Series due 2011*

Ninety-eighth October 1, 2002	Company to Wachovia Bank, National Association	Bonds of 5.95% Series Due 2011*

Ninety-ninth September 15, 2002	Company to Wachovia Bank, National Association	Bonds of 4.75% Series Due 2012*

One Hundredth April 15, 2003	Company to Wachovia Bank, National Association	Bonds of 3.50% Series Due 2008*

Supplemental Indenture and Date	Parties	Providing for:
One Hundred and First April 15, 2004	Company to Wachovia Bank, National Association	Bonds of 5.90% Series Due 2034*

One Hundred and Second September 15, 2006	Company to Wachovia Bank, National Association	Bonds of 5.95% Series Due 2036; amendment of certain provisions of Mortgage*

One Hundred and Third March 15, 2007	Company to U.S. Bank National Association	Bonds of 5.70% Series Due 2037*

One Hundred and Fourth February 15, 2008	Company to U.S. Bank National Association	Bonds of 5.35% Series Due 2018*

One Hundred and Fifth February 15, 2008	Company to U.S. Bank National Association	Bonds of Pollution Control Series N*

One Hundred and Sixth September 15, 2008	Company to U.S. Bank National Association	Bonds of 5.60% Series Due 2013*

One Hundred and Seventh March 15, 2009	Company to U.S. Bank National Association	Bonds of 5.00% Series Due 2014*

*	And amendment of certain provisions of the Ninth Supplemental Indenture.

WHEREAS, the respective principal amounts of the bonds of each series presently outstanding under the Mortgage and the several supplemental indentures above referred to, are as follows:

Series		PRINCIPAL AMOUNT
4.75%	Series due 2012	$225,000,000
5.90%	Series due 2034	75,000,000
5.95%	Series due 2036	300,000,000
5.70%	Series due 2037	175,000,000
5.35%	Series due 2018	500,000,000
Pollution Control Series N due 2012		150,000,000
5.60%	Series due 2013	300,000,000
5.00%	Series due 2014	250,000,000
	Total	$1,975,000,000

WHEREAS, the Company deems it advisable and has determined, pursuant to Article XI of the Mortgage,

(a) to amend Article II of the Ninth Supplemental Indenture to the Mortgage as heretofore amended;

(b) to convey, pledge, transfer and assign to the Trustee and to subject specifically to the lien of the Mortgage additional property not therein or in any supplemental indenture specifically described but now owned by the Company and acquired by it by purchase or otherwise; and

(c) to create a new series of bonds to be issued from time to time under, and secured by, the Mortgage, to be designated PECO Energy Company First and Refunding Mortgage Bonds, 2.375% Series due 2022, (hereinafter sometimes called the “bonds of the New Series” or the “bonds of the 2.375% Series due 2022”); and for the above-mentioned purposes to execute, deliver and record this Supplemental Indenture; and

WHEREAS, the Company has determined by proper corporate action that the terms, provisions and form of the bonds of the New Series shall be substantially as follows:

(Form of Face of Bond)

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

PECO ENERGY COMPANY

REGISTERED

NUMBER

FIRST AND REFUNDING MORTGAGE BOND,

2.375% SERIES DUE 2022,

DUE SEPTEMBER 15, 2022

PECO Energy Company, a Pennsylvania corporation (hereinafter called the Company), for value received, hereby promises to pay to Cede & Co. or registered assigns,

Dollars on September 15, 2022, at the office or agency of the Company, in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from the date hereof at the rate of 2.375 percent per annum in like coin or currency, payable at either of the offices aforesaid on March 15 and September 15 of each year, beginning on March 15, 2013, until the Company’s obligation with respect to the payment of such principal shall have been discharged.

The Company may fix a date, not more than fourteen calendar days prior to any interest payment date, as a record date for determining the registered holder of this bond entitled to such interest payment, in which case only the registered holder on such record date shall be entitled to receive such payment, notwithstanding any transfer of this bond upon the registration books subsequent to such record date.

This bond shall not be valid or become obligatory for any purpose unless it shall have been authenticated by the certificate of the Trustee under said Mortgage endorsed hereon.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, PECO Energy Company has caused this instrument to be signed in its corporate name with the manual or facsimile signature of its President or a Vice President, duly attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated:

PECO ENERGY COMPANY

By
President or Vice President

Attest
Secretary or Assistant Secretary

(Form of Reverse of Bond)

PECO ENERGY COMPANY

First and Refunding Mortgage Bond,

2.375% Series Due 2022,

Due September 15, 2022

(CONTINUED)

This bond is one of a duly authorized issue of bonds of the Company, unlimited as to amount except as provided in the Mortgage hereinafter mentioned or in any indenture supplemental thereto, and is one of a series of said bonds known as First and Refunding Mortgage Bonds, 2.375% Series due 2022. This bond and all other bonds of said issue are issued and to be issued under and pursuant to and are all secured equally and ratably by an indenture of mortgage and deed of trust dated May 1, 1923, duly executed and delivered by The Counties Gas and Electric Company (to which the Company is successor) to Fidelity Trust Company, as Trustee (to which U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, is successor Trustee), as amended, modified or supplemented by certain supplemental indentures from the Company or its predecessors to said successor Trustee or its predecessors, said mortgage, as so amended, modified or supplemented being herein called the Mortgage. Reference is hereby made to the Mortgage for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of said bonds and of the Trustee in respect of such security, the rights, duties and immunities of the Trustee, and the terms and conditions upon which said bonds are and are to be secured, and the circumstances under which additional bonds may be issued.

As provided in the Mortgage, the bonds secured thereby may be for various principal sums and are issuable in series, which series may mature at different times, may bear interest at different rates, and may otherwise vary. The bonds of this series mature on September 15, 2022, and are issuable only in registered form without coupons in any denomination authorized by the Company.

Any bond or bonds of this series may be exchanged for another bond or bonds of this series in a like aggregate principal amount in authorized denominations, upon presentation at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, all subject to the terms of the Mortgage but without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange.

The bonds of this series are redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five (45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books. At any time prior to June 15, 2022, the redemption price shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed, plus accrued interest to the redemption date, or (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the bonds to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 12.5 basis points, plus accrued interest to the redemption date. At any time on or after June 15, 2022, the redemption price shall be equal to 100% of the principal amount of the bonds to be redeemed, plus accrued interest to the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of this series or portions of the bonds of this series called for redemption.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

“Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the bonds of this series that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series.

“Comparable Treasury Price” means, with respect to any redemption date:

•	the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations; or

•	if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (1) each of BNP Paribas Securities Corp., J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc. and their respective successors, unless such entity ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company shall substitute another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding that redemption date.

The principal of this bond may be declared or may become due on the conditions, in the manner and with the effect provided in the Mortgage upon the happening of an event of default as in the Mortgage provided.

This bond is transferable by the registered holder hereof in person or by attorney, duly authorized in writing, at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in books of the Company to be kept for that purpose, upon surrender and cancellation hereof, and upon any such transfer, a new registered bond or bonds, without coupons, of this series and for the same aggregate principal amount, will be issued to the transferee in exchange herefor, all subject to the terms of the Mortgage but without payment of any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the transfer. The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or interest on this bond to any incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company or of any predecessor or successor corporation in respect to this bond is hereby expressly waived and released by every holder hereof, except to the extent that such liability may not be waived or released under the provisions of the Securities Act of 1933, as amended, or of the rules and regulations of the Securities and Exchange Commission thereunder.

(End of Form of Reverse of Bond)

and

WHEREAS, on the face of each of the bonds of the New Series, there is to be endorsed a certificate of the Trustee in substantially the following form, to wit:

(Form of Trustee’s Certificate)

This bond is one of the bonds, of the series designated therein, provided for in the within-mentioned Mortgage and in the One Hundred and Eighth Supplemental Indenture dated as of September 1, 2012.

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By
Authorized Officer

and

WHEREAS, all acts and things necessary to make the bonds of the New Series, when duly executed by the Company and authenticated by the Trustee as provided in the Mortgage and indentures supplemental thereto, and issued by the Company, the valid, binding and legal obligations of the Company, and this Supplemental Indenture a valid and enforceable supplement to the Mortgage, have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly and lawfully authorized.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage and/or under any indenture supplemental thereto, according to their tenor and effect, and according to the terms of the Mortgage and of any indenture supplemental thereto, and to secure the performance of the covenants and obligations in the bonds and in the Mortgage and any indenture supplemental thereto respectively contained, and for the proper assuring, conveying, and confirming unto the Trustee, its successors in trust and its and their assigns forever, upon the trusts and for the purposes expressed in the Mortgage and in any indentures supplemental thereto, all and singular the estates, property and franchises of the Company thereby mortgaged or intended so to be, the Company, for and in consideration of the premises and of the sum of One Dollar ($1.00) in hand paid by the Trustee to the Company upon the execution and delivery of this Supplemental Indenture, receipt whereof is hereby acknowledged, and of other good and valuable consideration, has granted, bargained, sold, conveyed, released, confirmed, pledged, assigned, transferred and set over and by these presents does grant, bargain, sell, convey, release, confirm, pledge, assign, transfer, and set over to U.S. Bank National Association, as Trustee, and to its successors in trust and its and their assigns forever, all the following described property, real, personal and mixed of the Company, viz.:

The real property set forth in Schedule A, attached hereto and hereby made a part hereof, with any improvements thereon erected as may be owned by the Company but not specifically described in the Mortgage or in any indenture supplemental thereto heretofore executed, in the places set forth in Schedule A.

All of the real property with any improvements thereon erected as may be owned by the Company and described in the Mortgage or in any indenture supplemental thereto as may heretofore have been executed, delivered and recorded, but excluding therefrom all real property heretofore released from the lien of the Mortgage. The purpose of restating such prior conveyances as security is to confirm that the obligations of the Company as provided in this Supplemental Indenture are included within the lien and security of the Mortgage, and that public record be made of such purpose and fact by the recording of this Supplemental Indenture.

Together with all gas works, electric works, plants, buildings, structures, improvements and machinery located upon such real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereinbefore described or referred to or intended so to be, or in any way appertaining thereto, and the reversions, remainders, rents, issues and profits thereof; also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances.

Also all the Company’s electric transmission and distribution lines and systems, substations, transforming stations, structures, machinery, apparatus, appliances, devices and appurtenances.

Also all the Company’s gas transmission and distribution mains, pipes, pipe lines and systems, storage facilities, structures, machinery, apparatus, appliances, devices and appurtenances.

Also all plants, systems, works, improvements, buildings, structures, fixtures, appliances, engines, furnaces, boilers, machinery, retorts, tanks, condensers, pumps, gas tanks, holders, reservoirs, expansion tanks, gas mains and pipes, tunnels, service pipe, pipe lines, fittings, gates, valves, connections, gas and electric meters, generators, dynamos, fans, supplies, tools and implements, tracks, sidings, motor and other vehicles, all electric light lines, electric power lines, transmission lines, distribution lines, conduits, cables, stations, substations, and distributing systems, motors, conductors, converters, switchboards, shafting, belting, wires, mains, feeders, poles, towers, mast arms, brackets, pipes, lamps, insulators, house wiring connections and all instruments, appliances, apparatus, fixtures, fittings and equipment and all stores, repair parts, materials and supplies of every nature and kind whatsoever now or hereafter owned by the Company in connection with or appurtenant to its plants and systems for production, purchase, storage, transmission, distribution, utilization and sale of gas and its by-products and residual products, and/or for the generation, production, purchase, storage, transmission, distribution, utilization and sale of electricity, or in connection with such business.

Also all the goodwill of the business of the Company, and all rights, claims, contracts, leases, patents, patent rights, and agreements, all accounts receivable, accounts, claims, demands,

choses in action, books of account, cash assets, franchises, ordinances, rights, powers, easements, water rights, riparian rights, licenses, privileges, immunities, concessions and consents now or hereafter owned by the Company in connection with or appurtenant to its said business.

Also all the right, title and interest of the Company in and to all contracts for the purchase, sale or supply of gas, and its by-products and residual products of electricity and electrical energy, now or hereafter entered into by the Company with the right on the part of the Trustee, upon the happening of an event of default as defined in the Mortgage as supplemented by any supplemental indenture, to require a specific assignment of any and all such contracts, whenever it shall request the Company to make the same.

Also all rents, tolls, earnings, profits, revenues, dividends and income arising or to arise from any property now owned, leased, operated or controlled or hereafter acquired, leased, operated or controlled by the Company and subject to the lien of the Mortgage and indentures supplemental thereto.

Also all the estate, right, title and interest of the Company, as lessee, in and to any and all demised premises under any and all agreements of lease now or at any time hereafter in force, insofar as the same may now or hereafter be assignable by the Company.

Also all other property, real, personal and mixed not hereinbefore specified or referred to, of every kind and nature whatsoever, now owned, or which may hereafter be owned by the Company (except shares of stock, bonds or other securities not now or hereafter specifically pledged under the Mortgage and indentures supplemental thereto or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto), together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining and the reversions, remainder or remainders, rents, issues and profits thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever as well in law as in equity of the Company of, in and to the same and every part and parcel thereof.

It is the intention and it is hereby agreed that all property and the earnings and income thereof acquired by the Company after the date hereof shall be as fully embraced within the provisions hereof and subject to the lien hereby created for securing the payment of all bonds, together with the interest thereon, as if the property were now owned by the Company and were specifically described herein and conveyed hereby, provided nevertheless, that no shares of stock, bonds or other securities now or hereafter owned by the Company, shall be subject to the lien of the Mortgage and indentures supplemental thereto unless now or hereafter specifically pledged or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto.

TO HAVE AND TO HOLD, all and singular the property, rights, privileges and franchises hereby conveyed, transferred or pledged or intended so to be, including after-acquired property, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successors in the trust hereby created, and its and their assigns forever;

IN TRUST NEVERTHELESS, for the equal and pro rata benefit and security of each and every person or corporation who may be or become the holders of bonds secured by the Mortgage and indentures supplemental thereto, without preference, priority or distinction (except as provided in Section 1 of Article VIII of the Mortgage) as to lien or otherwise of any bond of any series over or from any other bond, so that (except as aforesaid) each and every of the bonds issued or to be issued, of whatsoever series, shall have the same right, lien, privilege under the Mortgage and indentures supplemental thereto and shall be equally secured thereby and hereby, with the same effect as if the bonds had all been made, issued and negotiated simultaneously on the date of the Mortgage.

AND THIS SUPPLEMENTAL INDENTURE FURTHER WITNESSETH:

It is hereby covenanted that all bonds secured by the Mortgage and indentures supplemental thereto with the coupons appertaining thereto, are issued to and accepted by each and every holder thereof, and that the property aforesaid and all other property subject to the lien of the Mortgage and indentures supplemental thereto is held by or hereby conveyed to the Trustee, under and subject to the trusts, conditions and limitations set forth in the Mortgage and indentures supplemental thereto and upon and subject to the further trusts, conditions and limitations hereinafter set forth, as follows, to wit:

ARTICLE I

AMENDMENTS OF MORTGAGE

Section 1. Article II of the Ninth Supplemental Indenture to the Mortgage, as heretofore amended, is hereby further amended as follows:

By adding to paragraph (d) of Section 5 and to the first clause of Section 9, the following:

“2.375% Series due 2022”

ARTICLE II.

BONDS OF THE NEW SERIES

Section 1. The bonds of the New Series shall be designated as hereinabove specified for such designation in the recital immediately preceding the form of bonds of the New Series, subject however, to the provisions of Section 2 of Article I of the Mortgage, as amended, and are issuable only as registered bonds without coupons, substantially in the form hereinbefore recited. Subject to the provisions of the Mortgage, the bonds of the New Series shall be issuable without limitation as to the aggregate principal amount thereof.

The bonds of the New Series shall bear interest from the date thereof and shall be dated as of the interest payment date to which interest was paid next preceding the date of issue unless (a) such date of issue is an interest payment date to which interest was paid, in which event such bonds shall be dated as of such interest payment date, or (b) issued prior to the occurrence of the first interest payment date on which interest is to be paid, in which event such bonds shall be dated September 17, 2012. The bonds of the New Series shall mature on September 15, 2022.

The bonds of the New Series shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) at the rate provided in the form of bond hereinbefore recited, payable on March 15 and September 15 of each year, beginning on March 15, 2013, until the Company’s obligation with respect to the payment of principal thereof shall have been discharged. Both principal and interest on bonds of the New Series shall be payable at the office or agency of the Company in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and shall be payable in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts.

The bonds of the New Series shall be in any denomination authorized by the Company.

Any bond or bonds of the New Series shall be exchangeable for another bond or bonds of the New Series in a like aggregate principal amount. Any such exchange may be made upon presentation at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange.

Section 2. (a) Initially, the bonds of the New Series shall be issued pursuant to a book-entry system administered by The Depository Trust Company (or its successor, referred to herein as the “Depository”) as a global security with no physical distribution of bond certificates to be made except as provided in this Section 2. Any provisions of the Mortgage or the bonds of the New Series requiring physical delivery of bonds shall, with respect to any bonds of the New Series held under the book-entry system, be deemed to be satisfied by a notation on the bond registration books maintained by the Trustee that such bonds are subject to the book-entry system.

(b) So long as the book-entry system is being used, one or more bonds of the New Series in the aggregate principal amount of the bonds of the New Series and registered in the name of the Depository’s nominee (the “Nominee”) will be issued and required to be deposited with the Depository and held in its custody. The book-entry system will be maintained by the Depository and its participants and indirect participants and will evidence beneficial ownership of the bonds of the New Series, with transfers of ownership effected on the records of the Depository, the participants and the indirect participants pursuant to rules and procedures established by the Depository, the participants and the indirect participants. The principal of and any premium on each bond of the New Series shall be payable to the Nominee or any other person appearing on the registration books as the registered holder of such bond or its registered assigns or legal representative at the office of the office or agency of the Company in the City of Philadelphia, Pennsylvania or the Borough of Manhattan, The City of New York. So long as the book-entry system is in effect, the Depository will be recognized as the holder of the bonds of the New Series for all purposes. Transfers of principal, interest and any premium payments or notices to participants and indirect participants will be the responsibility of the Depository, and transfers of principal, interest and any premium payments or notices to beneficial owners will be the responsibility of participants and indirect participants. No other party will be responsible or liable for such transfers of payments or notices or for maintaining, supervising or reviewing such records maintained by the Depository, the participants or the indirect participants. While the Nominee or the Depository, as the case may be, is the registered owner of the bonds of the New Series, notwithstanding any other provisions set forth herein, payments of principal of, redemption premium, if any, and interest on the bonds of the New Series shall be made to the Nominee or the Depository, as the case may be, by wire transfer in immediately available funds to the account of such holder. Without notice to or consent of the beneficial owners, the Trustee with the consent of the Company and the Depository may agree in writing to make payments of principal, redemption price and interest in a manner different from that set forth herein. In such event, the Trustee shall make payment with respect to the bonds of the New Series in such manner as if set forth herein.

(c) The Company may at any time elect (i) to provide for the replacement of any Depository as the depository for the bonds of the New Series with another qualified depository, or (ii) to discontinue the maintenance of the bonds of the New Series under book-entry system. In such event, the Trustee shall give 30 days prior notice of such election to the Depository (or such fewer number of days acceptable to such Depository).

(d) Upon the discontinuance of the maintenance of the bonds of the New Series under a book-entry system, the Company will cause the bonds to be issued directly to the beneficial owners of the bonds of the New Series, or their designees, as further described below. In such event, the Trustee shall make provisions to notify participants and beneficial owners of the bonds of the New Series, by mailing an appropriate notice to the Depository, that bonds of the New Series will be directly issued to beneficial owners of the bonds as of a date set forth in such notice (or such fewer number of days acceptable to such Depository).

(e) In the event that bonds of the New Series are to be issued to beneficial owners of the bonds, or their designees, the Company shall promptly have bonds of the New Series prepared in certificated form registered in the names of the beneficial owners of such bonds shown on the records of the participants provided to the Trustee, as of the date set forth in the notice above. Bonds issued to beneficial owners, or their designees shall be substantially in the form set forth in this Supplemental Indenture, but will not include the provision related to global securities.

(f) If the Depository is replaced as the depository for the bonds of the New Series with another qualified depository, the Company will issue a replacement global security substantially in the form set forth in this Supplemental Indenture.

(g) The Company and the Trustee shall have no liability for the failure of any Depository to perform its obligations to any participant, any indirect participant or any beneficial owner of any bonds of the New Series, and the Company and the Trustee shall not be liable for the failure of any participant, indirect participant or other nominee of any beneficial owner or any bonds of the New Series to perform any obligation that such participant, indirect participant or other nominee may incur to any beneficial owner of the bonds of the New Series.

(h) Notwithstanding any other provision of the Mortgage, on or prior to the date of issuance of the bonds of the New Series, the Trustee shall have executed and delivered to the initial Depository a Letter of Representations governing various matters relating to the Depository and its activities pertaining to the bonds of the New Series. The terms and provisions of such Letter of Representations are incorporated herein by reference and, in the event there shall exist any inconsistency between the substantive provisions of the said Letter of Representations and any provisions of the Mortgage, then, for as long as the initial Depository shall serve as depository with respect to the bonds of the New Series, the terms of the Letter of Representations shall govern.

(i) The Company and the Trustee may rely conclusively upon (i) a certificate of the Depository as to the identity of a participant in the book-entry system; (ii) a certificate of any participant as to the identity of any indirect participant and (iii) a certificate of any participant or any indirect participant as to the identity of, and the respective principal amount of bonds of the New Series owned by, beneficial owners.

Section 3. So long as the bonds of the New Series are held by The Depository Trust Company, such bonds of the New Series shall bear the following legend:

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Section 4. So long as any of the bonds of the New Series remain outstanding, the Company shall keep at its office or agency in the Borough of Manhattan, The City of New York, as well as at the office of the Trustee in the City of Philadelphia, Pennsylvania, books for the registry and transfer of outstanding bonds of the New Series, in accordance with the terms and provisions of the bonds of the New Series and the provisions of Section 8 of Article I of said Mortgage.

Section 5. So long as any bonds of the New Series remain outstanding, the Company shall maintain an office or agency in the City of Philadelphia, Pennsylvania, and an office or agency in the Borough of Manhattan, The City of New York, for the payment upon proper demand of the principal of, the interest on, or the redemption price of the outstanding bonds of the New Series, and will from time to time give notice to the Trustee of the location of such office or agency. In case the Company shall fail to maintain for such purpose an office or agency in the City of Philadelphia or shall fail to give such notice of the location thereof, then notices, presentations and demands in respect of the bonds of the New Series may be given or made to or upon the Trustee at its office in the City of Philadelphia and the principal of, the interest on, and the redemption price of said bonds in such event be payable at said office of the Trustee. All bonds of the New Series when paid shall forthwith be cancelled.

Section 6. The Company may fix a date, not more than fourteen calendar days prior to any interest payment date, as a record date for determining the registered holder of each bond of the New Series entitled to such interest payment, in which case only the registered holder of such bond on such record date shall be entitled to receive such payment, notwithstanding any transfer of such bond upon the registration books subsequent to such record date.

Section 7. The bonds of the New Series shall be issued under and subject to all of the terms and provisions of the Mortgage, of the indentures supplemental thereto referred to in the recitals hereof and of this Supplemental Indenture which may be applicable to such bonds or applicable to all bonds issued under the Mortgage and indentures supplemental thereto.

ARTICLE III.

ISSUE AND AUTHENTICATION OF

BONDS OF THE NEW SERIES

In addition to any bonds of any series which may from time to time be executed by the Company and authenticated and delivered by the Trustee upon compliance with the provisions of the Mortgage and/or of any indenture supplemental thereto, bonds of the New Series of an aggregate principal amount of $350,000,000 shall forthwith be executed by the Company and delivered to the Trustee, and the Trustee shall thereupon, whether or not this Supplemental Indenture shall have been recorded, authenticate and deliver said bonds to or upon the written order of the President, a Vice President, or the Treasurer of the Company, under the terms and provisions of paragraphs (c) and (e) of Section 3 of Article II of the Mortgage, as amended.

ARTICLE IV.

REDEMPTION OF BONDS OF THE

NEW SERIES

Section 1. The bonds of the New Series shall be redeemable, at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five (45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed in whole or in part, addressed to such holder at his address appearing upon the registration books. At any time prior to June 15, 2022, the redemption price shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed, plus accrued interest to the redemption date, or (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the bonds to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 12.5 basis points, plus accrued interest to the redemption date. At any time on or after June 15, 2022, the redemption price shall be equal to 100% of the principal amount of the bonds to be redeemed, plus accrued interest to the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of this series or portions of the bonds of this series called for redemption.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

“Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the bonds of this series that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of the New Series.

“Comparable Treasury Price” means, with respect to any redemption date:

•	the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations; or

•	if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Reference Treasury Dealer” means (1) each of BNP Paribas Securities Corp., J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc. and their respective successors, unless such entity ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company shall substitute another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding that redemption date.

Section 2. In case the Company shall desire to exercise such right to redeem and pay off all or any part of such bonds of the New Series as hereinbefore provided it shall comply with all the terms and provisions of Article III of the Mortgage, as amended, applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article III and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in Section 1 of this Article. No publication of notice of any redemption of any bonds of the New Series shall be required.

ARTICLE V.

CERTAIN EVENTS OF DEFAULT; REMEDIES

Section 1. So long as any bonds of the New Series remain outstanding, in case one or more of the following events shall happen, such events shall, in addition to the events of default heretofore enumerated in paragraphs (a) throughout (d) of Section 2 of Article VIII of the Mortgage, constitute an “event of default” under the Mortgage, as fully as if such events were enumerated therein:

(e) default shall be made in the due and punctual payment of the principal (including the full amount of any applicable optional redemption price) of any bond or bonds of the New Series whether at the maturity of said bonds, or at a date fixed for redemption of said bonds, or any of them, or by declaration as authorized by the Mortgage;

Section 2. So long as any bonds of the New Series remain outstanding, Section 10 of Article VIII of the Mortgage, as heretofore amended, is hereby further amended by inserting in the first paragraph of such Section 10, immediately after the words “as herein provided,” at the end of clause (2) thereof, the following:

“or (3) in case default shall be made in any payment of any interest on any bond or bonds secured by this indenture or in the payment of the principal (including any applicable optional redemption price) of any bond or bonds secured by this indenture, where such default is not of the character referred to in clause (1) or (2) of this Section 10 but constitutes an event of default within the meaning of Section 2 of this Article VIII.”

ARTICLE VI.

CONCERNING THE TRUSTEE

The Trustee hereby accepts the trust herein declared and provided and agrees to perform the same upon the terms and conditions set forth in the Mortgage, as amended and supplemented, and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

ARTICLE VII.

MISCELLANEOUS

Section 1. Unless otherwise clearly required by the context, the term “Trustee,” or any other equivalent term used in this Supplemental Indenture, shall be held and construed to mean the trustee under the Mortgage for the time being whether the original or a successor trustee.

Section 2. The headings of the Articles of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning of the same.

Section 3. Nothing expressed or mentioned in or to be implied from this Supplemental Indenture or in or from the bonds of the New Series is intended, or shall be construed, to give any person or corporation, other than the parties hereto and their respective successors, and the holders of bonds secured by the Mortgage and the indentures supplemental thereto, any legal or equitable right, remedy or claim under or in respect of such bonds or the Mortgage or any indenture supplemental thereto, or any covenant, condition or provision therein or in this Supplemental Indenture contained. All the covenants, conditions and provisions thereof and hereof are for the sole and exclusive benefit of the parties hereto and their successors and of the holders of bonds secured by the Mortgage and indentures supplemental thereto.

Section 4. This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all collectively but one instrument.

Section 5. This Supplemental Indenture is dated and shall be effective as of September 1, 2012, but was actually executed and delivered on September 10, 2012.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the President or a Vice President of the party of the first part and the President or a Vice President of the party of the second part, under and by the authority vested in them, have hereto affixed their signatures and their Secretaries or Assistant Secretaries have duly attested the execution hereof the 10th day of September, 2012.

PECO ENERGY COMPANY

By	/s/ PHILLIP S. BARNETT
Phillip S. Barnett
Senior Vice President,
Chief Financial Officer and
Treasurer

Attest	/s/ RONALD L. ZACK
Ronald L. Zack
Assistant Secretary

U.S. BANK NATIONAL ASSOCIATION, Trustee

By	/s/ GEORGE J. RAYZIS
George J. Rayzis
Vice President

Attest	/s/ STEVEN J. KABA
Steven J. Kaba Authorized Officer

COMMONWEALTH OF PENNSYLVANIA	:
: SS.
COUNTY OF PHILADELPHIA	:

On this, the 10th day of September, 2012, before me, a Notary Public in and for the Commonwealth of Pennsylvania, the undersigned officer, personally appeared Phillip S. Barnett who acknowledged himself to be the Senior Vice President, Chief Financial Officer and Treasurer of PECO Energy Company, a Pennsylvania corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

In witness whereof, I hereunto set my hand and official seal.

/s/ CHANANE BROWN
Notary Public

My Commission expires:

[NOTARIAL SEAL]

COMMONWEALTH OF PENNSYLVANIA	:
: SS.
COUNTY OF PHILADELPHIA	:

On this, the 10th day of September, 2012, before me, a Notary Public in and for the Commonwealth of Pennsylvania, the undersigned officer, personally appeared George J. Rayzis who acknowledged himself to be the Vice President of U.S. Bank National Association, a national banking association, as Trustee, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the national banking association, as Trustee, by himself as such officer.

In witness whereof, I hereunto set my hand and official seal.

/s/ ELLEN CASSIDY
Notary Public

My Commission expires:

[NOTARIAL SEAL]

CERTIFICATE OF RESIDENCE

U.S. Bank National Association, Mortgagee and Trustee within named, hereby certifies that its precise address in the City of Philadelphia is 50 South 16th Street, Philadelphia, Pennsylvania 19102.

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By	/s/ GEORGE J. RAYZIS
George J. Rayzis
Vice President

SCHEDULE A

CONOWINGO – PENNSYLVANIA – PE-10618

ALL THOSE CERTAIN strips, parcels and tracts of ground, together with the transmission line improvements thereon erected, situate in West Nottingham Township, County of Chester, Commonwealth of Pennsylvania as follows:

ALL THAT CERTAIN strip or piece of land SITUATE in West Nottingham Township, in the County of Chester and State of Pennsylvania, bounded and described according to a survey made by Day & Zimmerman Engineering & Construction Company, in December, 1926, as follows, viz:

BEGINNING at survey station 525+24.7 of the center line of the transmission line of the Philadelphia Electric Power Company which point of beginning is on the line of land of John W. Poole and distant ninety-one and nine-tenths (91.9) feet on a course bearing south fifty degrees sixteen minutes East (S. 50 deg. 16 min. E.) from an iron pin on the said line of land of John W. Poole, said iron pin also marking a corner common to the lands of William L. Markle and Ruth Pennell; thence from said point of beginning North fifty degrees sixteen minutes West (N. 50 deg. 16 min. W.) by said line of land of John W. Poole, a distance of ninety-one and nine-tenths (91.9) feet to an iron pin being a corner common to lands of William L. Markle and Ruth Pennell, thence north thirty-nine degrees three minute East (N. 39 deg. 03 min. E.) by line of land of said William L. Markle and crossing a public road leading to Oxford a distance of seventeen hundred sixty-one and four-tenths (1761.4) feet to an iron pin on the line of land of Ella W. Thomas and being a corner common to the lands of said William L. Markle and Ruth Pennell, thence south forty four degrees forty-eight minutes East (S. 44 deg. 48 min. E.) by said line of land of Ella W. Thomas and crossing the center line of the transmission line of the Philadelphia Electric Power Company at survey station 542+67.1, a distance of four hundred fifty-five and three-tenths (455.3) feet to a point, thence south forty-two degrees forty-eight minutes west (S. 42 deg. 48 min. W.) parallel with and one hundred fifty seven and five-tenths (157.5) feet distant from the center line of the transmission line a distance of one hundred fifty-seven and one-tenth (157.1) feet to a point, thence south forty-six degrees four minutes west (S. 46 deg. 04 min. W.) parallel with and one hundred fifty-seven and five-tenths (157.5) feet distant from the center line of the transmission line, and crossing the first mentioned public road leading to Oxford, a distance of fifteen hundred seventy and six-tenths (1570.6) feet to a point on the line of land of John W. Poole, thence by said line of land of John W. Poole, North fifty degrees sixteen minute West (N. 50 deg. 16 min. W.) a distance of one hundred fifty-eight and five-tenths (158.5) feet to the point of beginning, CONTAINING fourteen and twenty-five hundredths (14.25) acres, more or less.

EXCEPTING AND RESERVING THEREOUT AND THEREFROM all that strip or piece of land beginning at a point at the intersection of the center line of the right of way of Philadelphia Electric Power Company (315’ wide) and the line dividing ground now or late of Ella W. Thomas and ground of Philadelphia Electric Power Company, formerly of Lorraine Taylor, Trustee, et al, said point being at the distance of one hundred fifty-seven feet and seven-tenths of a foot (157.7’) measured South forty-four degrees thirty-eight minutes East (S. 44° 38” E.) along the aforementioned dividing line from a concrete monument at a corner common to the right of way of Philadelphia Electric Power Company and other ground of Ella W. Thomas (said point also being at survey station 542+67.1 of the aforementioned center line referred to in Deed — Lorraine Taylor, Trustee, et al, to the Philadelphia Electric Power Company dated January 15, 1930) and extending thence from said point of beginning along the aforementioned dividing line South forty-four degrees, thirty-eight minutes East (S. 44° 38’ E.) forty feet and five-tenths of a foot (40.5’) to a point in the middle line of Blackburn Run dividing the Township of West Nottingham and the Township of East Nottingham; thence through ground of Philadelphia Electric Power Company, formerly of Lorraine Taylor, Trustee, et al, within the bed of Blackburn Run and along the aforementioned dividing line the three (3) following courses and distances: (1) South seventy-two degrees nine minutes West (S. 72° 09’ W.) thirty-four feet and six-tenths of a foot (34.6’) to a point; (2) North forty—seven degrees twelve minutes West (N. 47° 12’ W.) twenty-three feet and three-tenths of a foot (23.3’) to a point on the aforementioned center line and (3) North four degrees thirty-five minutes East (N. 04° 35’ E.) forty-two feet and two tenths of a foot (42.2’) to a point in the aforementioned line dividing ground herein described and ground now or late of Ella W. Thomas and thence along the last mentioned ground South forty-four degrees thirty-eight minutes East (S. 44° 38’ E.) twenty-five feet and nine-tenths of a foot (25.9’) to the first mentioned point and place of beginning.

CONTAINING thirty-two one-thousandths (0.032) of an acre, more or less.

BEING the same premises which Exelon Generation Company, LLC, a Pennsylvania limited liability company, by Deed dated January 28, 2010, effective January 29, 2010 and recorded in the Chester County Recorder of Deeds Office on February 19, 2010 in Book 7868 Page 1009, granted and conveyed to PECO Energy Company, in fee.

BEING UPI Numbers 68-2-32.1 and 68-2-37.1.

FRICKS LOCK SUBSTATION – PE-10622

I. ALL THAT CERTAIN tract of land situate along the Easterly side of Sanatoga Road, in the Township of East Coventry, County of Chester, Commonwealth of Pennsylvania, bounded and described according to a Condominium Plan for Bittersweet on Schuylkill, prepared by Conver and Smith Engineering, Inc., Royersford, Pennsylvania, dated May 12, 2008, Plan No. C-08-014-CD.

BEGINNING at a corner being the intersection of the titleline in Sanatoga Road (T-590) (legal right-of-way: 33.00 feet wide; ultimate right-of-way: 60.00 feet wide) and the Northerly line of lands, now or late, Pennsylvania Railroad - Schuylkill Valley Branch; thence from the place of BEGINNING, along the titleline in Sanatoga Road, North 29 degrees 47 minutes 20 seconds East 545.70 feet to a corner of Condominium Unit No. 1, as shown on the herein-referred plan; thence leaving the titleline in Sanatoga Road and extending along Condominium Unit No. 1, as shown on the herein-referred plan, and also along the common element, as shown on the herein-referred plan, South 59 degrees 30 minutes 31 seconds East 925.11 feet to a corner in line of lands of Exelon Generation Company, LLC, referred to as U.P.I. # 18-2-14; thence along the same, South 37 degrees 31 minutes 13 seconds West 1,185.00 feet to a concrete monument (set) in the aforementioned Northerly line of lands, now or late, Pennsylvania Railroad Company - Schuylkill Valley Branch; thence along the same, the two (2) following courses and distances: 1.) North 16 degrees 10 minutes 11 seconds West 251.64 feet to a concrete monument (set), a point of curve, and 2.) along a curve to the left, having a radius of 3,860.00 feet, through a central angle of 11 degrees 06 minutes 22 seconds, and an arc distance of 748.22 feet (Chord: North 21 degrees 43 minutes 22 seconds West 747.05 feet) to the place of BEGINNING.

CONTAINING 16.8684 acres gross or 16.3995 acres net, of land be the same more or less.

BEING UPI Number 18-002-0010.0200.

II. ALL THAT CERTAIN tract of land situate along the Easterly side of Sanatoga Road, in the Township of East Coventry, County of Chester, Commonwealth of Pennsylvania, bounded and described according to a Condominium Plan for Bittersweet on Schuylkill, prepared by Conver and Smith Engineering, Inc., Royersford, Pennsylvania, dated May 12, 2008, Plan No. C-08-014-CD.

BEGINNING at a corner in the titleline of Sanatoga Road (T-590) (legal right-of-way: 33.00 feet wide; ultimate right-of-way: 60.00 feet wide), a corner of this and Condominium Unit No. 1, as shown on the herein-referred plan, the said corner being also the three (3) following courses and distances, measured along the titleline in Sanatoga Road, from the Northerly line of lands, now or late, of Pennsylvania Railroad Company - Schuylkill Valley Branch: 1.) North 29 degrees 47 minutes 20 seconds East 838.06 feet to a corner, 2.) North 37 degrees 56 minutes 28 seconds East 132.50 feet to a corner, and 3.) North 40 degrees 06 minutes 17 seconds East 17.74 feet to the place of BEGINNING:

thence from the place of BEGINNING, along the titleline in Sanatoga Road, the eight (8) following courses and distances: 1.) North 40 degrees 06 minutes 17 seconds East 98.95 feet to a corner, 2.) North 38 degrees 51 minutes 38 seconds East 129.20 feet to a corner, 3.) North 25 degrees 38 minutes 47 seconds East 125.76 feet to a corner, 4.) North 11 degrees 56 minutes 47 seconds East 99.40 feet to a corner, 5.) 08 degrees 29 minutes 43 seconds West 1,240.40 feet to a corner, 6.) North 05 degrees 07 minutes 17 seconds East 81.63 feet to a corner, 7.) North 39 degrees 39 minutes 07 seconds East 60.08 feet to a corner, and 8.) North 60 degrees 20 minutes 57 seconds East 72.48 feet to a corner on the Mean Water Line of the Schuylkill River; thence along the same, the thirteen (13) following courses and distances: 1.) South 11 degrees 25 minutes 12 seconds East 169.32 feet to a corner, 2.) South 10 degrees 37 minutes 18 seconds East 114.79 feet to a corner, 3.) South 15 degrees 34 minutes 33 seconds East 163.72 feet to a corner, 4.) South 05 degrees 32 minutes 49 seconds East 178.34 feet to a corner, 5.) South 04 degrees 20 minutes 23 seconds East 167.57 feet to a corner, 6.) South 12 degrees 12 minutes 12 seconds East 373.24 feet to a corner, 7.) South 10 degrees 56 minutes 29 seconds East 199.69 feet to a corner, 8.) South 14 degrees 45 minutes 39 seconds East 136.17 feet to a corner, 9.) South 15 degrees 29 minutes 46 seconds East 211.86 feet to a corner, 10.) South 22 degrees 12 minutes 15 seconds East 92.24 feet to a corner, 11.) South 18 degrees 10 minutes 45 seconds East 241.16 feet to a corner, 12.) South 26 degrees 56 minutes 03 seconds East 158.82 feet to a corner, and 13.) South 29 degrees 25 minutes 03 seconds East 230.26 feet to a corner of lands of Exelon Generation Company, LLC, referred to as U.P.I. # 18-2-14; thence leaving the Mean Water Line of the Schuylkill River and extending along the said lands of Exelon Generation Company, LLC, referred to as U.P.I. # 18-2-14, crossing a concrete monument (set), on line, 20.00 feet distant, South 37 degrees 31 minutes 13 seconds West 357.85 feet to a corner of Condominium Unit No. 2, as shown on the herein-referred plan; thence along the same, North 59 degrees 30 minutes 31 seconds West 534.97 feet to a corner of the aforementioned Condominium Unit No. 1, as shown on the herein-referred plan; thence along the same, the two (2) following courses and distances: 1.) North 15 degrees 26 minutes 02 seconds East 273.85 feet to a corner, and 2.) North 29 degrees 12 minutes 15 seconds West 350.31 feet to the place of BEGINNING.

CONTAINING 16.7049 acres gross or 15.3246 acres net, of land be the same more or less.

BEING UPI Number 18-002-0010.0000.

PARCELS I and II being the same premises which Foundation for Eldercare, a Pennsylvania nonprofit corporation, and Stephen B. Corson, by Deed in Lieu of Condemnation dated December 19, 2011 and recorded February 24, 2012 in the Chester County Recorder of Deeds Office in Book 8364 Page 1897, granted and conveyed to PECO Energy Company.

JENNERSVILLE – PE-10620

ALL THAT CERTAIN strip or parcel of land situate south of Jennersville Road (SR 0796) in Penn Township, Chester County, Pennsylvania, as shown on a plan prepared by Rettew, drawing number 10-03100-001, dated October 22, 2010, and being more fully bounded and described as follows:

BEGINNING AT A POINT on the east line of a 150’ wide PECO Energy Company, formerly known as Philadelphia Electric Company, right-of-way line where it intersects the terminus of the south line of Dedication Parcel #2, as shown on record plan # 18063; thence along the south line of Dedicated Parcel # 2 on an arc curving to the right having a radius of 2024.00’, an arc length of 151.25’, the chord of said arc being N 46° 30’ 42” E, a distance of 151.21’ to a point; thence leaving said south line of Dedication Parcel #2 and in and through lands, now or formerly, Chester County School Authority the following (2) courses and distances: 1) S 36° 14’ 00” E a distance of 1414.90’ to a point in the centerline of an unnamed creek; 2) continuing along the centerline of an unnamed creek several courses and distances for an approximate length of 218’ (+/-) to a point on the east line of a 150’ wide PECO Energy Company right-of-way line; thence leaving said centerline of unnamed creek and along lands, now or formerly, Chester County School Authority, and along the east line of a 150’ wide PECO Energy Company right-of-way line, N 36° 14’ 00” W a distance of 1524.18’ to THE POINT OF BEGINNING.

CONTAINING: 5.09 (+/-) acres.

BEING part of UPI Number 58-5-10.2.

BEING the same premises which Chester County School Authority, by Deed in Lieu of Condemnation dated May 18, 2011 and recorded in the Chester County Recorder of Deeds Office on July 1, 2011 in Book 8204 Page 572, granted and conveyed to PECO Energy Company.

CALLOWHILL SUBSTATION – PE-10605

ALL THAT CERTAIN tract or piece or parcel of land situate in the City of Philadelphia, Commonwealth of Pennsylvania, according to a Plan of Condemnation for PECO Energy Company by Pickering, Corts & Summerson, Inc., Consulting Engineers & Land Surveyors, Newtown, PA dated August 23, 2010 as follows to wit;

BEGINNING at point for a corner, said point being the intersection of the easterly line of North 12th Street, 50’ wide, and the southerly line of Hamilton Street, 31’ wide;

Thence, along the aforementioned southerly line of Hamilton Street, S. 78° 59’ E. a distance of 198.0’ to a point for a corner; Thence, along the northwesterly line of lands of PECO Energy Company, the following two courses and distances;

1.)	S. 11° 21’ W. a distance of 75.0’ to a point for a corner;

2.)	N. 78° 59’ W. a distance of 198.0’ to a point for a corner;

Thence, along the aforementioned easterly line of North 12th Street, N. 11° 21’ E. a distance of 75.0’ to the point and place of beginning.

BEING known as 439-443 North 12th Street.

BEING Tax Account No. 05-6-3306-00.

BEING the same premises taken by Declaration of Taking in the Philadelphia Court of Common Pleas Case No. 004240 August 2010.

PELTZ SUBSTATION – PE-9143

ALL THAT CERTAIN vacant lot or piece of ground. Situate in the 30th Ward of the City of Philadelphia and described according to a plan of properties made by Evans Sparks, Surveyor and Regulator of the Second Survey District, dated July 30, 1987, as follows:

BEGINNING at a point of intersection formed by the Easterly side of Twenty-ninth Street, 50’ wide and the Southerly side of Peltz Street, 50’ wide; thence extending Eastwardly along the Southerly side of said Peltz Street, the distance of 285’1” to a point on the Westerly side of Twenty-eighth street, 50’ wide, proposed to be stricken from City Plan and vacated and reserved as a right-of-way for public utility purposes; thence extending Southwardly along the Westerly side of said Twenty-eighth Street; being a proposed deed line crossing Alter Street, 30’ wide, proposed to be stricken from City Plan and vacated, and also crossing Peters Street, 27’ wide, proposed to be stricken from City Plan and vacated, making an interior angle with the said Peltz Street 90° 02’ 25”, the distance of a 305’ 9” to a point on the Northerly side of Ellsworth Street, 50’ wide; thence extending Westwardly along the Northerly side of said Ellsworth Street, and making an interior angle of 89° 57’ 35”, the distance of 285’ 2 1/2” to the point of intersection with the Easterly side of said Twenty-ninth street; thence extending Northwardly along the Easterly side of said Twenty-ninth Street, crossing Peters Street and Alter Street and making an interior angle with said Ellsworth Street of 90° 01’ 00”, the distance of 305’ 9” to the point of intersection with the Southerly side of said Peltz Street, making an interior angle of 89° 59’ 00”, being the first mentioned point and place of beginning.

CONTAINING IN AREA: 87184 Sq. Ft. - 2.00147 Acres

BEING known as 2801 Ellsworth Street.

BEING Tax Account No. 772600000.

BEING the same premises which Philadelphia Authority for Industrial Development, by Deed dated December 22, 2009 and recorded in the Philadelphia Department of Records on January 5, 2010 as Document No. 52163073, granted and conveyed to PECO Energy Company, a Pennsylvania corporation, in fee.

COOPER SUBSTATION – PE-10603

ALL THAT CERTAIN lot or piece of ground situate in Peach Bottom Township, York County, Pennsylvania, bounded and described as follows:

BEGINNING at a point, said point being measured the three (3) following courses and distances from a concrete monument on the north side of Lay Road (SR 2104), on the line dividing lands now or late of the Township of Peach Bottom and lands now or late of Mark P. and Valerie A. Simon (1) S33°25’57”E, a distance of 25 feet, to a point on the title line in the bed of said Lay Road, (2) along the title line of Lay Road N56°34’03”E, a distance of 363 feet to a point at the intersection of the title line of Lay Road and the physical center line of the cartway of Flintville Road (T-556), (3) leaving the title line of Lay Road, along the physical center line of the cartway of Flintville Road S23°22’17”E, a distance of 370.40 feet, to the point and place of BEGINNING; thence from said point of BEGINNING continuing along the said physical center line of the cartway of Flintville Road S23°22’l7”E, a distance of 150.11 feet, to a point in line of lands of PECO Energy Company; thence along said lands of PECO Energy Company and along lands of Steven and Cheryl Troyer, of which these lands are a part, S69°48’46”W, a distance of 465.34 feet, to a point; thence leaving lands of PECO Energy Company and passing through said lands of Steven and Cheryl Troyer the two (2) following courses and distances, (1) N23°22’17”W, a distance of 150.11 feet, to a point, (2) N69°48’46”E, a distance of 465.34 feet, to the point and place of BEGINNING.

CONTAINING 69,802 square feet or 1.602 acres of land, more or less.

SUBJECT to rights of the public and others to the area of lands described above within the right-of-way of Flintville Road T-556.

BEING TAX PARCEL NO. 43-BQ-34D.

BEING known as 500 Flintville Road, Delta PA 17314.

BEING the same premises which Steven Troyer and Cheryl Troyer, by Deed dated August 2, 2011 and recorded in the York County Recorder of Deeds Office on September 9, 2011 in Book 2140 Page 7451, granted and conveyed to PECO Energy Company, in fee.

CONOWINGO - MARYLAND – PE-10619

ALL THOSE CERTAIN strips, parcels and tracts of ground, together with the transmission line improvements thereon erected, situate in the Sixth and Eighth Election Districts, County of Cecil, State of Maryland as follows:

SIXTH ELECTION DISTRICT:

1. From Street E. Riley and Elizabeth R., his wife to The Susquehanna Power Company by Deed dated March 2, 1927 and recorded in the Office for Recording of Deeds in and for Cecil County, State of Maryland, in Liber HWL No. 20, Folio 532. Containing 33.92 acres, more or less SP 1214.

EXCEPTING AND RESERVING THEREOUT AND THEREFROM all that certain tract or parcel of ground situate in the Sixth Election District, County of Cecil, State of Maryland, bounded and described in accordance with survey plat No. C12-2-7494 made by Will Whiteman Land Surveying. Inc., Property Line Surveyor, 128 East Main Street, Elkton, Maryland, dated March 7, 1988, as follows:

BEGINNING at a capped pin to be set along the north right-of-way line of Colora Road, at the intersection of the new division line between the herein described lands and remaining lands of The Susquehanna Power Company and extending thence from said point of beginning and binding along the new division line the two (2) following courses and distances: (1) North 06°44’41” West 356.19 feet to a capped pin to be set and (2) North 46°28’10” East 377.28 feet to pipe found at the southwesternmost corner of lands now or late of Robert A. Ayers; thence binding on the southernmost outline of property now or late of Robert A. Ayers North 76°39’10” East 346.79 feet to a pipe found at the intersection of the division line between the herein described lands and lands of N. Shmel, Jr. (N.D.S. 51/278); thence binding along the last mentioned division line the three (3) following courses and distances: (1) South 35°28’00” East 105.38 feet to a pipe found; (2) South 20°36’36” West 111.87 feet to a pipe found and (3) South 05°51’00” East 436.70 feet to a pipe found on the north right-of-way line of Colora Road; thence binding on the north right-of-way line of Colora Road the twelve (12) following courses and distances: (1) North 88°28’26” West 28.44 feet to a point; (2) North 88°35’49” West 99.91 feet to a point; (3) North 89°13’10” West 44.45 feet to a point; (4) South 87°50’28” West 36.62 feet to a point; (5) South 85°46’24” West 43.15 feet to a point; (6) South 81°31’05” West 45.09 feet to a point; (7) South 79°22’49”West 44.33 feet to a point; (8) South 78°52’16” West 48.43 feet to a point; (9) South 78°30’19” West 168.23 feet to a point; (10) South 79°39’22” West 39.27 feet to a point; (11) South 83°57’15” West 19.30 feet to a point and (12) South 87°21’28” West 24.66 feet to the first mentioned point and place of beginning.

CONTAINING 7.9383 acres, more or less.

BEING the same premises which The Susquehanna Power Company and The Susquehanna Electric Company by Deed dated April 21, 1988 and recorded April 25, 1988 in the Office for Recording of Deeds to and for Cecil County, State of Maryland in Deed Book NDS 230, Folio 953 granted and conveyed unto Nicholas M. Shmel, Jr. and Zandra P. Shmel, his wife, in fee. SE 1214

ALSO BEING the same premises which the Susquehanna Power Company granted an Agreement of Lease to The Susquehanna Electric Company dated February 1, 1926 and recorded in the Land Records of Cecil County in Liber HWL No. 18, Folio 114.

2. From James R. Culley and Margiery R. Culley, his wife, to The Susquehanna Power Company by Deed dated April 28, 1927 and recorded in the Office for Recording of Deeds to and for Cecil County, State of Maryland, in Liber SRA No. 1, Folio 96. CONTAINING 1.54 acres, more or less. SP 1354

And From Margaret Glazier, Widow, by her Attorney in fact, Karl J. Austin to The Susquehanna Power Company by Deed dated November 13, 1926 and recorded in the Office for Recording of Deeds to and for Cecil County, State of Maryland, in Liber HWL No. 20, Folio 246.

CONTAINING two parcels, one thereof with 23.17 acres, more or less and the other thereof with 5.79 acres, more or less. SP 1238

EXCEPTING AND RESERVING THEREOUT AND THEREFROM all those certain three lots or parcels of land being situate in the Sixth Election District of Cecil County, Maryland. One thereof being designated as Lot “1” and the second thereof being designated as “Add-On Area B”, on plan entitled “Addition of Land Survey and Minor Subdivision for lands of The Susquehanna Power Company”, dated December 2, 1999 and filed in the Cecil County Office of Planning and Zoning. Said lands being more particularly described as follows to wit:

BEGINNING for the same at a concrete monument found at the Northwest corner of Parcel No. 2 of lands conveyed to The Susquehanna Power Company, as described in a deed found among the Land Records of Cecil County, Maryland in Liber H.W.L No. 20, at folio 246, said point of beginning also being a corner of Lot No. 3 of the Westwood Subdivision, as laid out on plans recorded in Plat Book R.R.C. no. 1, at folios 111 and 135; thence binding along Lot 3, in part, Lots 4, 5, and 6 in their entirety, and by Lot 7, in part, South 89°23’00” East - 482.39 feet to a capped pin set, said capped pin being located 157.50 feet from, as measured perpendicular to, the centerline of the transmission line right-of-way of The Susquehanna Power Company, as shown on Conowingo Project Maps 9/MD and 11/MD (Drawing Nos. M3297 and M3298); thence running by a new line of division through lands of the Grantor herein, with said line being 157.50 feet distant from and parallel to said centerline of the transmission line right-of-way, South 46°58’00” West- 660-04 feet, crossing over U.S. Route 1, to a PK nail set in the centerline of Porters Bridge Road (Maryland Route 591B); thence continuing by the same course, South 46°58’00” West- 1,218.11 feet to a capped pin set on the fourth (4th) or South 16°39’ East- 471.0 foot line of a deed describing other lands of The Susquehanna Power Company, being found among the Land Records of Cecil County, Maryland in Liber S.R.A. No. 1, at folio 96; thence binding reversely along said fourth (4th) line, as now surveyed, North 16°27’53” West - 369.59 feet to a 41” diameter Hickory tree; thence binding reversely along the third (3rd), or North 78°06’ East - 92.0 foot line of said deed describing other lands of The Susquehanna Power Company (S.R.A. 1/96), as now surveyed, in part, South 78°30’23” West - 49.12 feet to a capped pin set; thence running by the following three (3) new lines of division through lands of the Grantors herein:

1) North 05°30’08” West - 316.42 feet to a capped pin set;

2) North 71°42’26” East- 246.21 feet to a capped pin set; and

3) North 00°17’ 04” East - 105.00 feet to a PK nail set in the physical centerline of the aforementioned Porters Bridge Road (Maryland Route 591B); thence binding along the centerline of Porters Bridge Road (Maryland Route 591B) by the following nine (9) courses and distances:

1) South 89°42’56” East - 46.55 feet to a point;

2) South 88°33’37” East - 93.45 feet to a point;

3) South 89°18’30” East- 99.81 feet to a point;

4) South 89°18’03” East- 97.18 feet to a point;

5) South 89°29’27” East - 98.36 feet to a point;

6) South 89°20’49” East - 95.02 feet to a point;

7) South 89°26’50” East- 99.32 feet to a point;

8) South 89°13’31” East- 95.76 feet to a point; and

South 89°16’26” East- 113.95 feet to a PK nail set; thence leaving Porters Bridge Road (Maryland Route 591B), and binding, in part, along lands now or formerly of Nelson E. and Patricia Renzo (N.D.S. 347/088 & W.A.S.340/147), and in part along Lot 3, of the aforementioned Westwood Subdivision (Plat Book R.R.C. No. 1, folios 111 & 135), North 00°37’00” East- 455.59 feet, crossing over U.S. Route 1, to the place of beginning.

CONTAINING 12.761 acres of land, more or less.

AND the third thereof being designated as “Lands of Susquehanna Power Company, S.R.A. 1/96” and “Add-On Area A” on the aforementioned plan entitled “Addition of Land Survey and Minor Subdivision for lands of The Susquehanna Power Company”, being more particularly described as follows to wit:

BEGINNING for the same at a 41” diameter Hickory Tree, being located at the beginning of the fourth (4th) or South 16°39’ East- 471.00 foot line of a deed of conveyance dated April 28, 1927 from James R. Culley and Margiery R. Culley, his wife, to The Susquehanna Power Company and recorded among the land records of Cecil County, Maryland in Liber S.R.A. No. 1, at folio 96; thence binding along the same, as now surveyed, South 16°27’53” East- 369.59 feet to a capped pin set, said capped pin being located 157.50 feet from, as measured perpendicular to the centerline of the transmission line right-of-way of The Susquehanna Power Company, as shown on Conowingo Project Maps 9/MD and 11/MD (Drawing Nos. M3297 and M3298); thence running by a new line of division through lands of the Grantor, South 46°58’00” West - 200.67 feet to a PK nail set at a point on the second (2nd) or North 05°54’ West- 507.8 foot line of the aforementioned deed (S.R.A. 1/96); thence binding along the same, as now surveyed, and by lands now or formerly of Rodney S. and Linda J. Clark (N.D.S. 112/467) North 05°30’08” West - 475.77 feet to a point; thence continuing in part by lands now or formerly of Rodney S. and Linda J. Clark, and in part by lands now or formerly of Jesse Paul Martin and Andrea Lynette Martin (N.D.S. 358/492), North 05°30’08” West - 509.02 feet to a PK nail set in the centerline of Porters Bridge Road (Maryland Route 591B), passing over an iron pipe found at a distance of 479.27 feet; thence binding along the centerline of Porters Bridge Road (Maryland Route 591B) by the following four (4) courses and distances:

1) North 89°56’32” East - 40.26 feet to a point;

2) South 89°43’50” East - 96.71 feet to a point;

3) South 89°34’36” East - 99.66 feet to a point; and

4) South 89°42’56” East - 55.54 feet to a PK nail set; thence leaving said centerline of Porters Bridge Road (Maryland Route 591B) and running by the following three (3) new lines of division through lands of the Grantor:

1) South 00°17’04” West - 105.00 feet to a capped pin set;

2) South 71°42’26” West - 246.21 feet to a capped pin set; and

3) South 05°30’08” East - 316.42 feet to a capped pin set on the third (3rd) or North 78°06’ East - 92.0 foot line of deed of conveyance dated April 28, 1927 from James R. Culley and Margiery R. Culley, his wife, to The Susquehanna Power Company and recorded among the land records of Cecil County, Maryland in Liber S.R.A. No.1, at folio 96; thence binding along the same, as now surveyed, North 78°30’23” East- 49.12 feet to the place of beginning.

CONTAINING 2.523 acres of land, more or less.

BEING the same premises which The Susquehanna Power Company by Deed dated December 15, 1999 granted and conveyed unto Timothy M. Bigley and Shawn R. Bigley, in fee.

3. From Stevenson A. Williams, Trustee to The Susquehanna Power Company by Deed dated July 9, 1928 and recorded in the Office for Recording of Deeds to and for Cecil County, State of Maryland, in Libor SRA No. 5, Folio 63.

CONTAINING 10.19 acres, more or less. SP 1421.

APN NUMBERS 06-024696, 06-024718, 06-024688 and 06-024726.

BEING the same premises which Exelon Generation Company, LLC, a Pennsylvania limited liability company, by Deed dated January 29, 2010 and recorded in the Clerk’s Office of Cecil County on February 1, 2010 in Book 2792 Page 024, granted and conveyed to PECO Energy Company.

Prepared by:
Ronald Zack
Assistant General Counsel
PECO Energy Company
2301 Market Street
Philadelphia, PA 19103
(215) 841-4419

Return to:
Ronald Zack
Assistant General Counsel
PECO Energy Company
2301 Market Street
Philadelphia, PA 19103
(215) 841-4419

Counterpart          of 30

PECO ENERGY COMPANY

TO

U.S. BANK NATIONAL ASSOCIATION, TRUSTEE

ONE HUNDRED AND EIGHTH SUPPLEMENTAL

INDENTURE DATED AS OF

SEPTEMBER 1, 2012

TO

FIRST AND REFUNDING MORTGAGE

OF

THE COUNTIES GAS AND ELECTRIC

COMPANY

TO

FIDELITY TRUST COMPANY, TRUSTEE

DATED MAY 1, 1923

2.375% SERIES DUE 2022